Lifting Coal Fines Bin into Place


TIC

Lifting Coal Fines Bin into Place



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Continuing to Erect Structural Steel



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Site Overview and Continuing to Erect Steel Structure



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Placing Coal Feed Bin



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Lifting 2nd Coal Feed Bin into Place



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